UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2023

BIOTRICITY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40761	30-0983531
(Commission File Number)	(IRS Employer Identification No.)

203 Redwood Shores Parkway, Suite 600
Redwood City, California 94065

(Address of Principal Executive Offices)

(650) 832-1626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, 0.001	BTCY	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, at the 2023 annual meeting of shareholders (the “Annual Meeting”) of Biotricity Inc. (the “Company”), the Company’s shareholders approved the Company’s 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan authorizes grants of equity-based and incentive cash awards to eligible participants designated by the 2023 Plan’s administrator. The 2023 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”). An aggregate of 5,000,000 shares of the Company’s common stock (the “Common Stock”), plus the number of shares available for issuance under the Company’s 2016 Equity Incentive Plan that had not been made subject to outstanding awards, were reserved for issuance under the 2023 Plan. Unless earlier terminated by the Board, the 2023 Plan will remain in effect until all Common Stock reserved for issuance has been issued, provided, however, that all awards shall be granted, if at all, on or before the day immediately preceding the tenth (10th) anniversary of the effective date of the 2023 Plan.

At the Annual Meeting, the Company’s shareholders also approved the Company’s Employee Stock Purchase Plan (the “ESPP”). The ESPP allows eligible employees of the Company and the Company’s designated subsidiaries the ability to purchase shares of the Company’s Common Stock at a discount, subject to various limitations. Under the ESPP, employees will be granted the right to purchase Common Stock at a discount during a series of successive offerings, the duration and timing of which will be determined by the ESPP administrator (the “Administrator”). In no event may any single offering period be longer than 27 months. The purchase price (the “Purchase Price”) for each offering will be established by the Administrator. With respect to an offering under Section 423 of the Internal Revenue Code of 1986 (“Section 423 Offering”), in no case may such Purchase Price be less than the lesser of (i) an amount equal to 85 percent of the fair market value on the commencement date, or (ii) an amount not less than 85 percent of the fair market value the on the purchase date. In the event of financial hardship, an employee may withdraw from the ESPP by providing a request at least 20 Business Days before the end of the offering period (the “Offering Period”). Otherwise, the employee will be deemed to have exercised the purchase right in full as of such exercise date. Upon exercise, the employee will purchase the number of whole shares that the participant’s accumulated payroll deductions will buy at the Purchase Price. If an employee wants to decrease the rate of contribution, the employee must make a request at least 20 Business Days before the end of an Offering Period (or such earlier date as determined by the Administrator). An employee may not transfer any rights under the ESPP other than by will or the laws of descent and distribution. During a participant’s lifetime, purchase rights under the ESPP shall be exercisable only by the participant.

The information set forth above is qualified in its entirety by reference to the 2023 Plan and ESPP, attached hereto as Exhibit 10.1 and 10.2, respectively, each of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters described below.

1.	The Company’s stockholders elected six directors, each to serve until his/her successor is duly elected and qualified at the 2023 Annual Meeting of Stockholders or until his/her earlier resignation or removal. The number of shares that (a) voted for the election of each director, (b) voted against the election of each director, and (c) withheld authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Against	Votes Withheld

Waqaas Al-Siddiq	17,934,880	10,746,690	152,389
David A. Rosa	16,201,827	10,746,690	1,885,442
Ronald McClurg	18,028,722	10,746,690	58,547
Chester White	17,628,790	10,746,690	458,479

2.	The Company’s stockholders approved and ratified the Company’s 2023 Equity Incentive Plan, including the reservation of 5,000,000 shares of common stock. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

15,682,853	2,333,180	71,236

3.	The Company’s stockholders ratified the appointment of SRCO Professional Corporation as the independent registered public accounting firm of the Company for the period ending March 31, 2023. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

28,710,168	72,623	51,168

4.	The Company’s stockholders approved the potential issuance of securities of up to $10,000,000 of the Company’s common stock upon the conversion of convertible promissory notes issued in a private placement,, without giving effect to Nasdaq’s 19.99% exchange cap. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

17,337,374	629,798	120,097

5.	The Company’s stockholder held an advisory non-binding vote to approve the compensation of the named executive officers. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

17,699,571	321,553	66,145

6.	The Company’s stockholders recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The number of shares that voted for this proposal is summarized in the table below:

One Year	Two Year	Three Year	Abstain

5,211,232	189,147	12,566,007	120,883

7.	The Company’s stockholders approved and ratified the Company’s 2023 Employee Stock Purchase Plan. The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

16,044,315	1,999,013	43,941

8.	The Company’s stockholders approved the vote to grant discretionary authority to the Company’s board of directors (the “Board”) to (i) amend our articles of incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within arrange of not less than one-for-two (1-for-2) and not more than a maximum of a one-for-ten (1-for-10) split, with the exact ratio to be determined by the Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders, was as follows: The number of shares that voted for, against, and withheld from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Withheld

27,517,612	1,139,529	176,818

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Biotricity, Inc. 2023 Equity Incentive (incorporated by reference to Annex A of the Schedule A Definitive Proxy Statement, filed on March 13, 2023)
10.2	Biotricity, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Annex E of the Schedule A Definitive Proxy Statement, filed on March 13, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2023

BIOTRICITY, INC.

/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer